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                                                                   EXHIBIT 10.18

                                WAIVER AGREEMENT


        THIS WAIVER AGREEMENT is entered into as of April 12, 2001 by and among PENFORD CORPORATION, a Washington corporation, PENFORD PRODUCTS CO., a Delaware corporation, and each of the Lenders.

                                    RECITALS

        The parties hereto are parties to that certain Amended and Restated Credit Agreement dated as of November 15, 2000 (the "Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers and Lenders hereby agree as follows:

        1. WAIVERS. The Lenders hereby waive the requirements of (a) Section
10.1 of the Agreement for the fiscal quarters ending November 30, 2000 and February 28, 2001 and (b) Section 10.2 for the fiscal quarter ending February 28, 2001.

        2. EFFECTIVE DATE. This Waiver Agreement shall be effective upon the execution by the parties.

        3. RATIFICATION. All of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

        4. COUNTERPARTS. This Waiver Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Waiver Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.


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        IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be executed as of the date first above written.


PENFORD CORPORATION                         PENFORD PRODUCTS CO.


By:  /s/ Susan M. Iverson                   By:  /s/ Susan M. Iverson
   ---------------------------------           ---------------------------------
Title: Corporate Secretary                  Title:  Corporate Secretary
      ------------------------------              ------------------------------

THE BANK OF NOVA SCOTIA                     U.S. BANK NATIONAL ASSOCIATION


By:  /s/ Patrik Norris                      By:  /s/ James H. Lawrence
   ---------------------------------           ---------------------------------
Title:  Director                            Title:  Senior Vice President
      ------------------------------              ------------------------------


                                            KEYBANK NATIONAL ASSOCIATION


                                            By:  /s/ Cheryl L. Ebner
                                               ---------------------------------
                                            Title:  Senior Vice President
                                                  ------------------------------


                                 CONSENT OF ANZ

        Australian and New Zealand Banking Group Limited hereby consents to the foregoing Waiver Agreement.

        Dated:  April 12, 2001.

                                            AUSTRALIAN AND NEW ZEALAND BANKING
                                            GROUP LIMITED


                                            By:  /s/ Ralph Allen
                                               ---------------------------------
                                            Title:  Director
                                                  ------------------------------